EX-35.6
(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


Deutsche Mortgage & Asset Receiving Corporation
60 Wall Street
New York, New York 10005


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Wells Fargo"), hereby certifies as follows for the calendar year 2012:

(a) a review of Wells Fargo's activities as assigned and agreed to under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the reporting period, except as noted in Schedule B.


March 15, 2013

/s/ Julie Eichler
JULIE EICHLER
Vice President


Wells Fargo Bank, N.A.

(logo) Together we'll go far


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


To: Deutsche Mortgage & Asset Receiving Corporation

Schedule A

List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for COMM 2012-2 Commercial Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Certificate Administrator and Custodian, as applicable.

Pooling and Servicing Agreement for COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates Series 2012-CCRE4, Wells Fargo Bank, N.A. as Certificate Administrator and Custodian, as applicable.

Pooling and Servicing Agreement for COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates, Series 2012-CCRE5, Wells Fargo Bank, N.A. as Certificate Administrator and Custodian, as applicable.


Wells Fargo Bank, N.A.


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


To: Deutsche Mortgage & Asset Receiving Corporation

Schedule B

Material Instances of Non-Compliance

No instances to report


Wells Fargo Bank, N.A.